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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of The Cato Corporation of our report dated March 31, 2025 relating to the financial statements, financial statement schedule and the effectiveness of internal control over financial reporting, which appears in The Cato Corporation's Annual Report on Form 10-K for the year ended
February 1, 2025.

/s/ PricewaterhouseCoopers LLP
Charlotte, North Carolina

May 29, 2025